EXHIBIT 32.1

CERTIFICATION OF INTERIM PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rockwell Medical, Inc. (the “Company”) on Form 10‑Q for the quarter ending June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Benjamin Wolin, Interim Principal Executive Officer of the Company and I, David Kull, Principal Accounting Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 14, 2018	/s/ Benjamin Wolin
Benjamin Wolin
Chairman of the Board (Interim Principal Executive Officer)

Dated: August 14, 2018	/s/ David Kull
David Kull
Controller (Principal Accounting Officer)